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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 24, 1998 (except with respect to matters discussed in Note 19, as to which the date is March 17, 1998), included in the Waste Management, Inc. Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.

                                              /s/ Arthur Andersen LLP

                                              ARTHUR ANDERSEN LLP